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                                                                    EXHIBIT 10.2


                                FIRST AMENDMENT

                                       TO

                                CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "First Amendment") dated
                                                         ---------------
as of September 26, 1995 relates to that certain Credit Agreement dated as of September 12, 1995 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Acme Alabama, Inc., Acme Dixie
                        ----------------
Inc., Acme Duval Inc., Acme Rents, Inc., The Air & Pump Company and Walker Jones Equipment, Inc. (collectively, the "Borrowers"), Acme Acquisition Corp. and Acme
                                    ---------
Holdings Inc. (collectively, the "Parent Guarantors"), each financial
                                  -----------------
institution identified on Annex I thereto (together with its successors and permitted assigns pursuant to Section 12.8 thereof, a "Lender"), the Issuing
                                                       ------
Bank and BT Commercial Corporation acting as agent for the Lenders and the Issuing Bank (in such capacity, together with any successor agent appointed pursuant to Section 11.8 thereof, the "Agent").
                                       -----

          1.   DEFINITIONS.  Capitalized terms used and not otherwise defined
               -----------
herein have the meanings assigned to them in the Credit Agreement.

          2.   AMENDMENTS TO THE CREDIT AGREEMENT.  Upon the "Effective Date"
               ----------------------------------
(as defined in Section 4 below), the Credit Agreement is hereby amended as follows:

               2.1  AMENDMENT TO SECTION 5.1(C)(IV).  Section 5.1(c)(iv) of the
                    -------------------------------
     Credit Agreement is hereby amended to delete the following parenthetical phrase at the end thereof: "(including, without limitation, a Uniform Commercial Code financing statement to be filed with the Louisiana Department of Public Safety and Corrections, Office of Motor Vehicles, with respect to Equipment and Rental Equipment for which a certificate of title has been issued by such office as of the Closing Date)."

               2.2  AMENDMENT TO SECTION 7.6(IV).  Section 7.6(iv) of the Credit
                    ----------------------------
     Agreement is hereby amended by adding the following parenthetical phrase immediately after the reference to "at least 30 days' written notice" therein: "(or, in the case of non-payment of premiums, at least 10 days' written notice)."

               2.3  AMENDMENT TO SECTION 7.18.  Section 7.18 of the Credit
                    -------------------------
     Agreement is hereby amended by deleting the provisions thereof in their entirety and inserting in lieu thereof the following:

                    Within 15 days following the Closing Date, Acme Dixie and Air & Pump shall cause their counsel to deliver to the Agent, the Issuing Bank and the Lenders a legal opinion with respect to the
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                    perfection of security interests in such Credit Parties'
                    assets (including, without limitation, Collateral which is subject to a certificate of title and which is held in inventory for lease) located or deemed located in the State of Louisiana.

          3.   REPRESENTATIONS AND WARRANTIES.  Each of the Borrowers hereby
               ------------------------------
represents and warrants to each Lender, the Issuing Bank and the Agent that:

          (a) Each of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of the Effective Date, as if then made, other than representations and warranties that relate solely to an earlier date;

          (b) No Default or Event of Default shall have occurred and is continuing; and

          (c) After giving effect to the Restructuring, no change, occurrence, event or development or event involving a prospective change that is reasonably likely to have a Material Adverse Effect shall have occurred and be continuing.

          4.   EFFECTIVE DATE.  The First Amendment shall become effective as of
               --------------
the date first written above (the "Effective Date") upon the Agent's receipt of
                                   --------------
(a) counterparts hereof executed by each Borrower, each Parent Guarantor, the Agent and the Majority Lenders and (b) a certificate of the Secretary or Assistant Secretary of each Credit Party certifying the resolutions of the Board of Directors of the Credit Party authorizing the execution, delivery and performance of this First Amendment.

          5.   MISCELLANEOUS.  This First Amendment is a Credit Document.  The
               -------------
headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. Except to the extent specifically amended or modified hereby, the provisions of the Credit Agreement shall not be amended, modified, impaired or otherwise affected hereby and the Credit Agreement and all of the Obligations are hereby confirmed in full force and effect. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent, any Lender or the Issuing Bank under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

          6.   COUNTERPARTS.  This First Amendment may be executed in any number
               ------------
of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          7.   GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF
               -------------
THIS FIRST AMENDMENT AND ANY DISPUTE ARISING

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OUT OF OR IN CONNECTION WITH THIS FIRST AMENDMENT, WHETHER SOUNDING IN CONTRACT,
TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS OTHER THAN THOSE CONTAINED IN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401) AND DECISIONS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Agent, the Majority Lenders, the Borrowers and the Parent Guarantors have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWERS:                         ACME ALABAMA, INC.,
- ---------
                                     an Alabama corporation

                                   By:/s/ DOUGLAS A. WAUGAMAN
                                      -----------------------
                                   Title:Secretary
                                         ---------


                                   ACME DIXIE INC.,
                                     a Delaware corporation

                                   By:/s/ DOUGLAS A. WAUGAMAN
                                      -----------------------
                                   Title:Secretary
                                         ---------


                                   ACME DUVAL INC.,
                                     a Delaware corporation

                                   By:/s/ DOUGLAS A. WAUGAMAN
                                      -----------------------
                                   Title:Secretary
                                         ---------


                                   ACME RENTS, INC.,
                                     a California corporation

                                   By:/s/ DOUGLAS A. WAUAGAMAN
                                      ------------------------
                                   Title:Secretary
                                         ---------


                                   THE AIR & PUMP COMPANY,
                                     a Texas corporation

                                   By:/s/ DOUGLAS A. WAUGAMAN
                                      -----------------------
                                   Title:Secretary
                                         ---------

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                                   WALKER JONES EQUIPMENT, INC.,
                                     a Mississippi corporation

                                   By:/s/ DOUGLAS A. WAUGAMAN
                                      -----------------------
                                   Title:Secretary
                                         ---------


PARENT GUARANTORS:                 ACME ACQUISITION CORP.,
- -----------------
                                     an Delaware corporation

                                   By:/s/ DOUGLAS A. WAUGAMAN
                                      -----------------------
                                   Title:Secretary
                                         ---------


                                   ACME HOLDINGS INC.,
                                     a Delaware corporation

                                   By:/s/ DOUGLAS A. WAUGAMAN
                                      -----------------------
                                   Title:Secretary
                                         ---------


AGENT:                             BT COMMERCIAL CORPORATION,
- -----
                                     as Agent

                                   By:/s/ PATTY CHAN
                                      --------------
                                       Vice President


LENDERS:                           BT COMMERCIAL CORPORATION,
- -------

                                   By:/s/ PATTY CHAN
                                      --------------
                                       Vice President


                                   UNION BANK

                                   By:/s/ LINDA C. JAHNKE
                                      -------------------
                                       Vice President


                                   SANWA BANK OF CALIFORNIA

                                   By:/s/ ROBERT G. MOORE
                                      -------------------
                                       Vice President

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